EXHIBIT 99.1

                  Unaudited Supplemental Pro Forma Information
                  --------------------------------------------

The following tables contain unaudited supplemental pro forma segment volume, net sales and operating profit, as well as unaudited supplemental consolidated pro forma net income and earnings per share for:

o  the first and second quarters of 2001,

o  all quarters and full year 2000,

o  all quarters and full year 1999, and

o  full year 1998,

reflecting the combination of PepsiCo, Inc. and The Quaker Oats Company for all periods presented and the adjustments described below.

Also provided is a reconciliation of unaudited supplemental pro forma net sales, operating profit and net income to combined results reported on a GAAP basis.

The unaudited supplemental pro forma results:

o  exclude the impact of PepsiCo's fifty-third week in 2000,

o  exclude significant impairment and restructuring charges,

o  exclude Quaker divested businesses,

o  exclude various one-time charges,

o  reflect accounting changes, and

o assume that the 1999 bottling transactions and the 1998 Tropicana acquisition occurred at the beginning of our 1998 fiscal year.

We believe that the unaudited supplemental pro forma presentation facilitates comparison of the historical results. The unaudited supplemental pro forma information is not prepared on a basis required by Article 11 of Regulation S-X and does not purport to represent what PepsiCo's results would have been had the transactions been completed as of the dates indicated nor does it give effect to any other events or adjustments other than those described above.

The combined company will have the following six segments:

Frito-Lay North America
-----------------------

Frito-Lay North America manufactures, markets, sells and distributes salty, sweet, and grain-based snacks. Products manufactured and sold include Lay's and Ruffles potato chips, Doritos and Tostitos tortilla chips, Cheetos cheese-flavored snacks, Fritos corn chips, a variety of dips and salsas, Rold Gold pretzels, Quaker Chewy granola bars, Grandma's cookies, Oberto's meat snacks and Cracker Jack candy coated popcorn.

Frito-Lay International
-----------------------

Frito-Lay International manufactures, markets, sells, and distributes primarily salty and sweet snacks. Products include Sabritas snack foods and Alegro and Gamesa sweet snacks in Mexico, Walkers snack foods in the United

Kingdom and Smith's snack foods in Australia. Frito-Lay International also includes non-snack products, including cereals, that are not material.

Pepsi-Cola North America
------------------------

Pepsi-Cola North America markets and promotes, and manufactures concentrates for Pepsi, Mountain Dew, MUG, Sierra Mist, Slice, Fruitworks and other brands for sale to franchised bottlers. It also sells syrups for these brands to national fountain accounts. Pepsi-Cola North America also licenses the processing, distribution and sale of Aquafina bottled water, manufactures, markets and distributes ready-to-drink tea and coffee products through joint ventures with Lipton and Starbucks, and manufactures and sells SoBe and Dole beverages for distribution and sale through our franchise bottling system.

Gatorade/Tropicana North America
--------------------------------

Gatorade/Tropicana North America produces, markets, sells and distributes Gatorade sports drinks and Tropicana Pure Premium, Season's Best, Tropicana Twister and Dole juices.

PepsiCo Beverages International
-------------------------------

PepsiCo Beverages International (PBI) manufactures concentrates of Pepsi, 7UP, Mirinda, KAS, Mountain Dew, and other brands internationally for sale to franchised bottlers and company-owned bottlers. PBI also produces, markets, sells and distributes Gatorade sports drinks as well as Tropicana and other juices. In addition, PBI operates bottling plants and distribution facilities in certain international markets for the production, distribution and sale of company-owned and licensed brands.

Quaker Foods North America
--------------------------

Quaker Foods North America manufactures, markets and sells ready-to-eat cereals, hot cereals, flavored rice and pasta products, mixes and syrups, hominy grits and cornmeal in North America. Products manufactured and sold include Quaker oatmeal, Cap'n Crunch and Life ready-to-eat cereals, Rice-A-Roni products, Aunt Jemima mixes and syrups and Quaker grits.

                                                   "New" PepsiCo
                                      Unaudited Supplemental Pro Forma Volume
                                                   (in millions)
                                                                                            Year-to-Date
                                           First Quarter           Second Quarter           Second Quarter
                                         ----------------  Index  ----------------  Index  ----------------  Index
                                            2001     2000  01/00     2001     2000  01/00     2001     2000  01/00
                                         -------  -------  -----  -------  -------  -----  -------  -------  -----
PepsiCo Total (1)        Servings         62,752   59,816    105   61,438   59,025    104  124,190  118,841    105

Frito-Lay North America  Pounds              723      712    102      799      776    103    1,522    1,488    102

Frito-Lay International  Kilos               326      302    108      389      365    107      715      667    107

  Worldwide Snacks(1)    Servings         20,470   19,566    105   23,345   22,298    105   43,815   41,864    105

Pepsi-Cola North         8oz. equivalent
  America (2)              BCS*              816      782    104      654      634    103    1,470    1,416    104

Gatorade/Tropicana       Equivalent
  North America            gallons           192      175    110      304      291    104      496      466    106

PepsiCo Beverages        8oz. equivalent
  International            BCS*              722      683    106      612      588    104    1,334    1,271    105

  Worldwide Beverages(1) Servings         39,992   37,947    105   35,236   33,979    104   75,228   71,926    105

Quaker Foods North
  America                Pounds              227      228     99      283      272    104      510      500    102

* Bottler Case Sales
(1) Based on the following per seving amounts:
       - 30 grams for salty snacks,
       - 40 grams for sweet snacks,
       - 45 grams for other foods and
       - 8 ounces for beverages.
(2) Prior year comparative amounts have been adjusted for trading days.

Note:  Indices based on unrounded amounts.



                                                                                                                7

                                                   "New" PepsiCo
                                      Unaudited Supplemental Pro Forma Volume
                                                   (in millions)

                                          First Quarter             Second Quarter           Third Quarter
                                         ----------------  Index  ----------------  Index  ----------------   Index
                                            2000     1999  00/99     2000     1999  00/99     2000    1999    00/99
                                         -------  -------  -----  -------   ------  -----   -------  -------  -----
PepsiCo Total (1)        Servings         59,816   57,754    104   58,714   55,006   107    76,130   72,921    104

Frito-Lay North America  Pounds              712      681    104      776      740   105       801      759    106

Frito-Lay International  Kilos               302      284    106      365      317   115       357      330    108

  Worldwide Snacks(1)    Servings         19,566   18,522    106   22,298   20,304   110    22,406   20,929    107

Pepsi-Cola North         8oz. equivalent
  America (2)              BCS*              782      780    100      621      619   100     1,002      993    101

Gatorade/Tropicana       Equivalent
  North America            gallons           175      166    105      291      260   112       316      294    108

PepsiCo Beverages        8oz. equivalent
  International            BCS*              683      648    105      588      534   110       895      848    106

  Worldwide Beverages(1) Servings         37,947   36,931    103   33,668   31,826   106    50,603   48,880    104

Quaker Foods North
  America                Pounds              228      228    100      272      285    96       310      309    100

                                          Fourth Quarter   Index      Full Year               Full
                                         ----------------  -----   ----------------  Index    Year    Index
                                            2000     1999  00/99      2000     1999  00/99    1998    99/98
                                         -------  -------  -----   -------  -------  ------  -------  -----

PepsiCo Total (1)        Servings         89,231   85,657    104   283,891  271,338    105   264,992    102

Frito-Lay North America  Pounds              956      923    104     3,245    3,103    105     2,987    104

Frito-Lay International  Kilos               507      466    109     1,531    1,397    110     1,340    104

  Worldwide Snacks(1)    Servings         29,042   27,298    106    93,312   87,053    107    83,327    104

Pepsi-Cola North         8oz. equivalent
  America (2)              BCS*            1,147    1,131    101     3,552    3,523    101     3,475    102

Gatorade/Tropicana       Equivalent
  North America            gallons           282      250    113     1,064      970    110       900    108

PepsiCo Beverages        8oz. equivalent
  International            BCS*              988      946    104     3,154    2,976    106     2,967    100

  Worldwide Beverages(1) Servings         55,748   53,855    104   177,966  171,492    104   169,016    101

Quaker Foods North
  America                Pounds              441      447     99     1,251    1,269     99     1,255    101


* Bottler Case Sales
(1) Based on the following per seving amounts:
       - 30 grams for salty snacks,
       - 40 grams for sweet snacks,
       - 45 grams for other foods and
       - 8 ounces for beverages.
(2) Prior year comparative amounts have been adjusted for trading days.

Note:  Indices based on unrounded amounts.


                                                                                                                8

                                                            "New" PepsiCo
                                            Unaudited Supplemental Pro Forma Information
                                               (in millions, except per share amounts)
                                                                                                     Year-to-Date
                                    First Quarter                 Second Quarter                 Second Quarter
                                 ------------------     Index   ------------------    Index    ------------------   Index
                                    2001       2000     01/00      2001       2000    01/00       2001       2000   01/00
                                 -------    -------     -----   -------    -------    -----    -------    -------   -----
Net Sales
---------

Frito-Lay North America          $2,024    $1,916        106     $2,249     $2,119     106     $ 4,273    $ 4,035    106
Frito-Lay International           1,069     1,005        106      1,225      1,166     105       2,294      2,171    106
                                 ------    ------                ------     ------             -------    -------

Worldwide Snacks                  3,093     2,921        106      3,474      3,285     106       6,567      6,206    106
                                 ------    ------                ------     ------             -------    -------

Pepsi-Cola North America            771       639        121        962        798     120       1,733      1,437    121
Gatorade/Tropicana North America    716       653        110      1,095      1,011     108       1,811      1,664    109
PepsiCo Beverages International     380       356        107        737        731     101       1,117      1,087    103
                                 ------    ------                ------     ------             -------    -------

Worldwide Beverages               1,867     1,648        113      2,794      2,540     110       4,661      4,188    111
                                 ------    ------                ------     ------             -------    -------

Quaker Foods North America          370       372        100        445        425     105         815        797    102
                                 ------    ------                ------     ------             -------    -------

Total Net Sales                  $5,330    $4,941        108     $6,713     $6,250     107     $12,043    $11,191    108
                                 ======    ======                ======     ======             =======    =======
Operating Profit
----------------

Frito-Lay North America          $  426    $  388        110     $  492     $  455     108     $   918    $   843    109
Frito-Lay International             141       107        132        143        129     111         284        236    120
                                 ------    ------                ------     ------             -------    -------

Worldwide Snacks                    567       495        115        635        584     109       1,202      1,079    111
                                 ------    ------                ------     ------             -------    -------

Pepsi-Cola North America            182       158        115        249        224     111         431        382    113
Gatorade/Tropicana North America     89        83        107        172        166     104         261        249    105
PepsiCo Beverages International      31        19        159         94         69     137         125         88    142
                                 ------    ------                ------     ------             -------    -------

Worldwide Beverages                 302       260        116        515        459     112         817        719    114
                                 ------    ------                ------     ------             -------    -------

Quaker Foods North America           78        90         87         87         69     124         165        159    103
                                 ------    ------                ------     ------             -------    -------

Total Segment Operating Profit      947       845        112      1,237      1,112     111       2,184      1,957    112

Corporate Unallocated               (78)      (69)       114        (84)       (69)    121        (162)      (138)   117
                                 ------    ------                ------     ------             -------    -------

Total Operating Profit              869       776        112      1,153      1,043     111       2,022      1,819    111

Bottling Equity Income, net           5         5        109         63         54     116          68         59    116
Interest Expense, net               (32)      (44)        73        (41)       (58)     70         (73)      (102)    72
                                 ------    ------                ------     ------             -------    -------

Income Before Taxes                 842       737        114      1,175      1,039     113       2,017      1,776    114

Provision for Income Taxes          270       241        112        375        340     111         645        581    111
                                 ------    ------                ------     ------             -------    -------

Net Income                       $  572    $  496        115     $  800     $  699     114     $ 1,372    $ 1,195    115
                                 ======    ======                ======     ======             =======    =======
Average Shares Outstanding
  - Diluted                       1,800     1,786                 1,810      1,784               1,805      1,785

Earnings Per Share
   Basic                         $0.326    $0.283        116     $0.452     $0.400     113     $ 0.779    $ 0.682    114
   Diluted                       $0.318    $0.277        115     $0.441     $0.392     113     $ 0.759    $ 0.669    114

Note: Indices based on unrounded amounts.
                                                                                                                           9

                                                            "New" PepsiCo
                                            Unaudited Supplemental Pro Forma Information
                                               (in millions, except per share amounts)

                                   First Quarter            Second Quarter            Third Quarter
                                  ----------------  Index   --------------   Index   ----------------   Index
                                    2000      1999  00/99     2000    1999   00/99      2000     1999   00/99
                                  ------    ------  -----   ------  ------   -----   -------  -------   -----
Net Sales
---------

Frito-Lay North America           $1,916    $1,802    106   $2,119  $1,972    107     $2,172   $2,010    108
Frito-Lay International            1,005       868    116    1,166     997    117      1,101      997    110
                                  ------    ------          ------  ------            ------   ------

Worldwide Snacks                   2,921     2,670    109    3,285   2,969    111      3,273    3,007    109
                                  ------    ------          ------  ------            ------   ------

Pepsi-Cola North America             639       613    104      798     751    106        821      774    106
Gatorade/Tropicana North America     653       603    108    1,011     909    111      1,122    1,031    109
PepsiCo Beverages International      356       330    108      731     669    109        716      696    103
                                  ------    ------          ------  ------            ------   ------

Worldwide Beverages                1,648     1,546    107    2,540   2,329    109      2,659    2,501    106
                                  ------    ------          ------  ------            ------   ------

Quaker Foods North America           372       364    102      425     447     95        489      493     99
                                  ------    ------          ------  ------            ------   ------

Total Net Sales                   $4,941    $4,580    108   $6,250  $5,745    109     $6,421   $6,001    107
                                  ======    ======          ======  ======            ======   ======

Operating Profit
----------------

Frito-Lay North America           $  388    $  351    111   $  455  $  403    113     $  478   $  425    112
Frito-Lay International              107        84    127      129     102    126        128      111    115
                                  ------    ------          ------  ------            ------   ------
Worldwide Snacks                     495       435    114      584     505    115        606      536    113
                                  ------    ------          ------  ------            ------   ------

Pepsi-Cola North America             158       172     92      224     205    110        211      174    121
Gatorade/Tropicana North America      83        54    152      166     142    117        171      176     97
PepsiCo Beverages International       19        14    143       69      45    150         81       65    125
                                  ------    ------          ------  ------            ------   ------

Worldwide Beverages                  260       240    108      459     392    117        463      415    111
                                  ------    ------          ------  ------            ------   ------

Quaker Foods North America            90        86    104       69      69    100        104       88    119
                                  ------    ------          ------  ------            ------   ------

Total Segment Operating Profit       845       761    111    1,112     966    115      1,173    1,039    113

Corporate Unallocated                (69)      (61)   113      (69)    (88)    78        (73)     (60)   121
                                  ------    ------          ------  ------            ------   ------

Total Operating Profit               776       700    111    1,043     878    119      1,100      979    112

Bottling Equity Income, net            5        --    N/A       54      30    180         76       52    146
Interest Expense, net                (44)      (49)    90      (58)    (55)   105        (47)     (48)    99
                                  ------    ------          ------  ------            ------   ------

Income Before Taxes                  737       651    113    1,039     853    122      1,129      983    115

Provision for Income Taxes           241       209    116      340     284    120        370      322    115
                                  ------    ------          ------  ------            ------   ------

Net Income                        $  496    $  442    112   $  699  $  569    123     $  759   $  661    115
                                  ======    ======          ======  ======            ======   ======
Average Shares Outstanding
  - Diluted                        1,786     1,833           1,784   1,830             1,796    1,815

Earnings Per Share
   Basic                          $0.283    $0.247    114   $0.400  $0.319    126     $0.433   $0.372    116
   Diluted                        $0.277    $0.241    115   $0.392  $0.311    126     $0.422   $0.364    116

Note: Indices based on unrounded amounts.
                                                                                                          10

                                                            "New" PepsiCo
                                            Unaudited Supplemental Pro Forma Information
                                               (in millions, except per share amounts)

                                     Fourth Quarter                  Full Year             Full Year
                                    ---------------    Index    -----------------   Index  ---------   Index
                                      2000     1999    00/99        2000     1999   00/99       1998   99/98
                                    ------   ------    -----    --------  -------   -----  ---------   -----
Net Sales
---------

Frito-Lay North America             $2,600   $2,448     106      $ 8,807  $ 8,232    107     $ 7,821     105
Frito-Lay International              1,542    1,412     109        4,814    4,274    113       4,077     105
                                    ------   ------              -------  -------            -------

Worldwide Snacks                     4,142    3,860     107       13,621   12,506    109      11,898     105
                                    ------   ------              -------  -------            -------

Pepsi-Cola North America               995      867     115        3,253    3,005    108       2,912     103
Gatorade/Tropicana North America     1,022      909     112        3,808    3,452    110       3,079     112
PepsiCo Beverages International        728      734      99        2,531    2,429    104       2,368     103
                                    ------   ------              -------  -------            -------

Worldwide Beverages                  2,745    2,510     109        9,592    8,886    108       8,359     106
                                    ------   ------              -------  -------            -------

Quaker Foods North America             686      689     100        1,972    1,993     99       1,928     103
                                    ------   ------              -------  -------            -------

Total Net Sales                     $7,573   $7,059     107      $25,185  $23,385    108     $22,185     105
                                    ======   ======              =======  =======            =======

Operating Profit
----------------

Frito-Lay North America             $  554   $  500     111      $ 1,875  $ 1,679    112     $ 1,515     111
Frito-Lay International                172      158     108          536      455    117         397     115
                                    ------   ------              -------  -------            -------
Worldwide Snacks                       726      658     110        2,411    2,134    113       1,912     112
                                    ------   ------              -------  -------            -------

Pepsi-Cola North America               227      200     113          820      751    109         738     102
Gatorade/Tropicana North America        75       61     127          495      433    115         333     130
PepsiCo Beverages International         --      (16)    N/A          169      108    156         116      93
                                    ------   ------              -------  -------            -------

Worldwide Beverages                    302      245     123        1,484    1,292    115       1,187     109
                                    ------   ------              -------  -------            -------

Quaker Foods North America             129      120     107          392      363    108         331     110
                                    ------   ------              -------  -------            -------

Total Segment Operating Profit       1,157    1,023     113        4,287    3,789    113       3,430     110

Corporate Unallocated                 (119)    (121)     99         (330)    (330)   100        (276)    119
                                    ------   ------              -------  -------            -------

Total Operating Profit               1,038      902     115        3,957    3,459    114       3,154     110

Bottling Equity Income, net            (10)      --     N/A          125       82    152          46     179
Interest Expense, net                  (53)     (51)    101         (202)    (203)    99        (223)     92
                                    ------   ------              -------  -------            -------

Income Before Taxes                    975      851     115        3,880    3,338    116       2,977     112

Provision for Income Taxes             319      278     115        1,270    1,093    116         974     112
                                    ------   ------              -------  -------            -------

Net Income                          $  656   $  573     115      $ 2,610  $ 2,245    116     $ 2,003     112
                                    ======   ======              =======  =======            =======

Average Shares Outstanding
  - Diluted                          1,798    1,799                1,791    1,817              1,848

Earnings Per Share
   Basic                            $0.375   $0.324     116      $ 1.490  $ 1.263    118     $ 1.113     113
   Diluted                          $0.365   $0.318     115      $ 1.456  $ 1.234    118     $ 1.083     114

                                                                                                          11

Note: Indices based on unrounded amounts.


                                                          "New" PepsiCo
                  Reconciliation of Unaudited Supplemental Pro Forma Information to Combined GAAP Amounts
                                                          (in millions)


                                       First Quarter               Second Quarter           Third Quarter       Fourth Quarter
                                 -------------------------   --------------------------   -----------------   -----------------
                                   2001    2000      1999      2001     2000      1999      2000      1999      2000      1999
                                 ------  ------   -------   -------  -------   -------   -------   -------   -------   -------
 Total Pro Forma Net Sales        $5,330  $4,941    $4,580    $6,713   $6,250    $5,745    $6,421    $6,001    $7,573    $7,059

 53rd week                            --      --        --        --       --        --        --        --       294        --
 Quaker divested businesses           --      --         6        --       --        --        --        --        --        --
 Bottling transactions                --      --     1,230        --       --       460        --        12        --        --
 Tropicana                            --      --        --        --       --        --        --        --        --        --
                                  ------  ------    ------    ------   ------    ------    ------    ------    ------    ------
 Total Combined GAAP Net Sales    $5,330  $4,941    $5,816    $6,713   $6,250    $6,205    $6,421    $6,013    $7,867    $7,059
                                  ======  ======    ======    ======   ======    ======    ======    ======    ======    ======

 Total Pro Forma Operating
  Profit                          $  869  $  776    $  700    $1,153   $1,043    $  878    $1,100    $  979    $1,038    $  902

 53rd week                            --      --        --        --       --        --        --        --        62        --
 Quaker divested businesses           --      --        --        --       --        --        --        --        --        --
 Bottling operating profit            --      --        29        --       --        23        --         1        --        --
 Tropicana                            --      --        --        --       --        --        --        --        --        --
 Impairment and restructuring         (4)     --       (65)       (4)    (171)       --        (7)       --        (6)       (8)
 Accounting changes                   --       3        --        --      (11)       --        (2)        6        (9)       --
 One-time items                       --      --        28         2       (3)        8         1        --         4         2
                                  ------  ------    ------    ------   ------    ------    ------    ------    ------    ------
 Total Combined GAAP
   Operating Profit               $  865  $  779    $  692    $1,151   $  858    $  909    $1,092    $  986    $1,089    $  896
                                  ======  ======    ======    ======   ======    ======    ======    ======    ======    ======

 Total Pro Forma Net Income       $  572  $  496    $  442    $  800   $  699    $  569    $  759    $  661    $  656    $  573

 53rd week                            --      --        --        --       --        --        --        --        44        --
 Quaker divested businesses           --      --        --        --       --        --        --        --        --        --
 Bottling transactions                --      --        26        --       --       289        --       (22)       --         1
 Tropicana                            --      --        --        --       --        --        --        --        --        --
 Interest proforma adjustment         --      --       (64)       --       --       (12)       --        (2)       --        (4)
 One-time tax items                   --      --         8        --       --        38        --        --        --        13
 Impairment and restructuring         (2)     --       (40)       (3)    (103)        1        (4)       --        (4)       (6)
 Other one-time items                 --      --        28         1       (2)        6        --        --         2        --
                                  ------  ------    ------    ------   ------    ------    ------    ------    ------    ------
 Total Combined GAAP Net Income   $  570  $  496    $  400    $  798   $  594    $  891    $  755    $  637    $  698    $  577
                                  ======  ======    ======    ======   ======    ======    ======    ======    ======    ======


                                                                                                                            12


                                    "New" PepsiCo
Reconciliation of Unaudited Supplemental Pro Forma Information to Combined GAAP Amounts
                                    (in millions)


                                     Full     Full     Full
                                     Year     Year     Year
                                     2000     1999     1998
                                  -------  -------  -------
 Total Pro Forma Net Sales        $25,185  $23,385  $22,185

 53rd week                            294       --       --
 Quaker divested businesses            --        6      284
 Bottling transactions                 --    1,702    6,048
 Tropicana                             --       --   (1,326)
                                  -------  -------  -------
 Total Combined GAAP Net Sales    $25,479  $25,093  $27,191
                                  =======  =======  =======

 Total Pro Forma Operating
  Profit                          $ 3,957  $ 3,459  $ 3,154

 53rd week                             62       --       --
 Quaker divested businesses            --       --       (2)
 Bottling operating profit             --       53      150
 Tropicana                             --       --      (70)
 Impairment and restructuring        (184)     (73)    (260)
 Accounting changes                   (19)       6       --
 One-time items                         2       38       64
                                  -------  -------  -------
 Total Combined GAAP
   Operating Profit               $ 3,818  $ 3,483  $ 3,036
                                  =======  =======  =======

 Total Pro Forma Net Income       $ 2,610  $ 2,245  $ 2,003

 53rd week                             44       --       --
 Quaker divested businesses            --       --       (2)
 Bottling transactions                 --      294       55
 Tropicana                             --       --      (28)
 Interest proforma adjustment          --      (82)    (154)
 One-time tax items                    --       59      494
 Impairment and restructuring        (111)     (45)    (157)
 Other one-time items                  --       34       67
                                  -------  -------  -------
 Total Combined GAAP Net Income   $ 2,543  $ 2,505  $ 2,278
                                  =======  =======  =======


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